================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              THE TIMKEN COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                TABLE OF CONTENTS

                                                                            PAGE

Chairman's Letter........................................................    1

Notice of Annual Meeting.................................................    2

Proxy Statement..........................................................    3

       Election of Directors ............................................    3

           Election of Class I Directors (Item No. 1) ...................    3

           Information Concerning Nominees and Continuing Directors .....    4

           Beneficial Stock Ownership ...................................    7

           Executive Compensation .......................................    9

       Auditors  ........................................................   21

       General  .........................................................   21

March 4, 1998

Dear Shareholder:

The 1998 Annual Meeting of The Timken Company will be held on Tuesday, April 21, 1998, at ten o'clock in the morning at the Corporate Office of the Company in Canton, Ohio.

This year, you are being asked to act upon one matter recommended by your Board of Directors. Details of this matter are contained in the accompanying Notice of Annual Meeting and Proxy Statement.

Please read the enclosed information carefully before completing and returning the enclosed proxy card. Returning your proxy card as soon as possible will assure your representation at the meeting, whether or not you plan to attend.

I appreciate the strong support of our shareholders over the years and look forward to a similar vote of support at the 1998 Annual Meeting.

Sincerely,

/s/ W.R. Timken, Jr.

W. R. Timken, Jr.

Enclosure

                               THE TIMKEN COMPANY

                                  CANTON, OHIO

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                   ------------------------------------------

The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 21, 1998, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

          1. To elect three Directors to serve in Class I for a term of three years.

          2. To transact such other business as may properly come before the meeting.

Holders of Common Stock of record at the close of business on February 20, 1998, are the shareholders entitled to notice of and to vote at the meeting.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self addressed envelope is enclosed requiring no postage if mailed in the United States.

                                 LARRY R. BROWN
                                 Senior Vice President and General Counsel


March 4, 1998

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

                              --------------------

                                 PROXY STATEMENT

   The enclosed proxy is solicited by the Board of Directors in connection with the Annual Meeting of Shareholders to be held April 21, 1998, for the purpose of considering and acting upon the matters specified in the foregoing Notice.

   Financial and other reports will be submitted to the meeting, but it is not intended that any action will be taken on these reports. The Board of Directors is not aware that matters other than those specified in the foregoing Notice will be brought before the meeting for action. However, if any such matters should be brought before the meeting, the persons appointed as proxies may vote or act upon such matters according to their judgment.

                 MAILING ADDRESS; MAILING AND NOTIFICATION DATES

   The mailing address of the corporate offices of the Company is 1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798. The approximate date on which this Proxy Statement and form of proxy will be first sent or given to shareholders is March 6, 1998. In the event that proxy soliciting material for the 1999 Annual Meeting is sent to shareholders on approximately the same date in 1999, the Company must be notified no later than November 6, 1998, of any shareholder proposals to be presented at the 1999 Annual Meeting, if such proposals are to be set forth in the Company's 1999 proxy soliciting material.

                              ELECTION OF DIRECTORS

   The Company presently has twelve Directors who, pursuant to the Amended Regulations of the Company, are divided into three classes with four Directors in each Class. At the Board of Directors' meeting held on February 6, 1998, the Board passed a resolution decreasing the number of Directors from twelve to eleven effective as of the 1998 Annual Meeting. The decrease of one Director was apportioned to Class I. At the 1998 Annual Meeting, three Directors will be elected to serve in Class I for a three year term to expire at the 2001 Annual Meeting. Under Ohio law and the Company's Amended Regulations, candidates for Directors receiving the greatest number of votes shall be elected.

   If any nominee becomes unable, for any reason, to serve as a Director, or should a vacancy occur before the election (which events are not anticipated), the Directors then in office may substitute another person as a nominee or may reduce the number of nominees to such extent as they shall deem advisable.

                                   ITEM NO. 1
                                   ----------
                          ELECTION OF CLASS I DIRECTORS

   The Board of Directors, by resolution at its February 6, 1998 meeting, nominated the three individuals set forth below to be elected Directors in Class I at the 1998 Annual Meeting to serve for a term of three years expiring at the Annual Meeting in 2001 (or until their respective successors are elected and qualified). All of the nominees, except Mr. Walker, have been previously elected as a Director by the shareholders. Mr. Walker was elected in June 1995 by the Directors then in office to fill the vacancy created when the number of Directors was increased from eleven to twelve. Each of the nominees listed below has consented to serve as a Director if elected.

   Unless otherwise indicated on any proxy, the persons named as proxies on the enclosed proxy form intend to vote the shares covered by such proxies in favor of the nominees named below.

     The following table, based in part on information received from the respective nominees and in part from the records of the Company, sets forth information regarding each nominee as of January 23, 1998.

                                      AGE; PRINCIPAL POSITION OR OFFICE;                      DIRECTOR
                                    BUSINESS EXPERIENCE FOR LAST FIVE YEARS;                CONTINUOUSLY
NAME OF NOMINEE                    DIRECTORSHIPS OF PUBLICLY HELD COMPANIES                     SINCE
---------------                    ----------------------------------------                     -----

Ward J. Timken                55, Vice President.                                                 1971

Martin D. Walker              65, Principal, MORWAL Investments, a private                        1995
                              investment firm.
                              Previous position: Retired Chairman of M. A. Hanna
                              Company, an international specialty chemicals
                              company, whose primary businesses
                              are plastics and rubber compounding,
                              color and additive concentrates and
                              distribution of plastic resins and
                              engineered shapes.
                              Director of: Comerica Inc.; The Goodyear Tire &
                              Rubber Company; M. A. Hanna Company;
                              Lexmark International Group, Inc.; Meritor Automotive,
                              Inc.; The Reynolds and Reynolds Company; Textron Inc.

Charles H. West               63, Retired Executive Vice President and                            1984
                              President - Steel of The Timken Company.



                              CONTINUING DIRECTORS

   The remaining eight Directors, named below, will continue to serve in their respective classes until their term expires. The following table, based in part on information received from the respective Directors and in part from the records of the Company, sets forth information regarding each continuing Director as of January 23, 1998. At its February 6, 1998, meeting, the Board passed a resolution waiving its retirement policy for Mr. Gault.

                                       AGE; PRINCIPAL POSITION OR OFFICE;                                  DIRECTOR
                                     BUSINESS EXPERIENCE FOR LAST FIVE YEARS;                 TERM       CONTINUOUSLY
NAME OF DIRECTOR                     DIRECTORSHIPS OF PUBLICLY HELD COMPANIES                EXPIRES         SINCE
----------------                     ----------------------------------------                -------         -----

Stanley C. Gault               72, Retired Chairman of the Board of The                    April, 2000       1988
                               Goodyear Tire and Rubber Company, a
                               manufacturer and distributor of tires, chemicals,
                               polymers, plastic film and other rubber products.
                               Previous positions: Chairman of the Board
                               and Chief Executive Officer of The
                               Goodyear Tire and Rubber Company;
                               Chairman of the Board and Chief Executive
                               Officer of Rubbermaid Incorporated, a
                               manufacturer and distributor of rubber and
                               plastic products for consumer and institutional
                               markets.
                               Director of:  Avon Products, Inc.;
                               Wal-Mart Stores, Inc.


                                       AGE; PRINCIPAL POSITION OR OFFICE;                                  DIRECTOR
                                     BUSINESS EXPERIENCE FOR LAST FIVE YEARS;               TERM         CONTINUOUSLY
NAME OF DIRECTOR                     DIRECTORSHIPS OF PUBLICLY HELD COMPANIES              EXPIRES           SINCE
----------------                     ----------------------------------------              -------           -----

J. Clayburn La Force, Jr.      69, Dean Emeritus and Professor Emeritus,                 April, 1999          1994
                               The John E. Anderson Graduate
                               School of Management, University
                               of California, Los Angeles.
                               Previous positions: Acting Dean,
                               Hong Kong University of Science
                               and Technology;
                               Dean, John E. Anderson Graduate School
                               of Management.
                               Director of: Eli Lilly and Company;
                               Rockwell International Corporation;
                               Jacobs Engineering Group Inc.;
                               The BlackRock Funds; Imperial Credit
                               Industries, Inc.; Motor Cargo Industries, Inc.;
                               Payden & Rygel Investment Trust; Provident
                               Investment Counsel Mutual Funds.

Robert W. Mahoney              61, Chairman of the Board and                             April, 1999          1992
                               Chief Executive Officer of Diebold,
                               Incorporated, a company specializing in the
                               automation of self-service transactions,
                               security products, software and service for
                               its products.
                               Previous position: President and Chief
                               Executive Officer of Diebold, Incorporated.
                               Director of: Diebold, Incorporated; Sherwin-
                               Williams Co.

Jay A. Precourt                60, Vice Chairman and Chief                               April, 1999          1996
                               Executive Officer of Tejas Gas, LLC,
                               an intrastate gatherer, transporter and
                               marketer of natural gas.
                               Chairman of Coral Energy L.P., a
                               marketer of electricity and natural gas.
                               Director of:  Dresser Industries, Inc.;
                               Founders Funds, Inc.

John M. Timken, Jr.            46, Private Investor.                                     April, 2000          1986

W. R. Timken, Jr.              59, Chairman, President and CEO.                          April, 2000          1965
                               Previous position:  Chairman - Board
                               of Directors.
                               Director of:  Diebold, Incorporated;
                               Aeroquip-Vickers, Inc.

Joseph F. Toot, Jr.            62, Retired President and Chief Executive                 April, 1999          1968
                               Officer of The Timken Company.
                               Director of: Rockwell International
                               Corporation.


                                AGE; PRINCIPAL POSITION OR OFFICE;                                   DIRECTOR
                             BUSINESS EXPERIENCE FOR LAST FIVE YEARS;               TERM           CONTINUOUSLY
NAME OF DIRECTOR             DIRECTORSHIPS OF PUBLICLY HELD COMPANIES              EXPIRES            SINCE
----------------             ----------------------------------------              -------            -----
Alton W. Whitehouse            70, Retired Chairman and Chief                     April, 2000          1986
                               Executive Officer of The Standard
                               Oil Company, a producer principally
                               of domestic oil and natural gas.
                               Director of:  Cleveland Cliffs, Inc.


     W. R. Timken, Jr. and Ward J. Timken are brothers and are cousins of John
M. Timken, Jr. The Board of Directors has an Audit Committee and a Compensation Committee; it does not have a Nominating Committee since the Board as a whole performs that function. Messrs. J. Clayburn La Force, Jr., Robert W. Mahoney (Chairman), Jay A. Precourt and John M. Timken, Jr. are the members of the Audit Committee, which generally monitors the audit of the Company's financial statements conducted by the auditors of the Company. Messrs. Robert Anderson, Stanley C. Gault, Martin D. Walker and Alton W. Whitehouse (Chairman) are the members of the Compensation Committee, which establishes compensation for the Company's Officers and determines incentive and performance awards. Mr. Anderson will retire from the Board at the 1998 Annual Meeting. During 1997, there were eight meetings of the Board of Directors, three meetings of its Audit Committee and five meetings of its Compensation Committee. All nominees for Director and all continuing Directors attended 75 percent or more of the meetings of the Board and its Committees which they were eligible to attend.

     Each nonemployee Director who served in 1997 was paid at the annual rate of $25,000 for services as a Director. Each nonemployee Director serving at the time of the Annual Meeting of Shareholders on April 15, 1997 received a grant of 200 shares of Common Stock under The Timken Company Long-Term Incentive Plan, as Amended and Restated, following the meeting, and such Directors will continue to receive annual grants of Common Stock under the Plan following the Annual Meeting of Shareholders each year for so long as they continue to serve as nonemployee Directors. As a result of the 2 for 1 split of the Company's stock in 1997, this annual grant will be 400 shares, beginning in 1998. Further, under The Timken Company Long-Term Incentive Plan, as Amended and Restated, Mr. Toot, as a person who was an employee of the Company and a member of the Board and continues to be a member of the Board after his retirement as an employee of the Company, will receive a grant of 400 shares of Common Stock immediately following the 1998 Annual Meeting, and will continue to receive such annual grants for so long as he continues to be a nonemployee Director. Upon election to the Board, a new nonemployee Director receives a grant of 2,000 restricted shares under The Timken Company Long-Term Incentive Plan, as Amended and Restated. Members of the Audit Committee and the Compensation Committee received additional compensation at the rate of $10,000 per year for the Committee Chairmen and $5,000 per year for each regular Committee member. Any Director may elect to defer the receipt of all or a certain specified portion of these fees based upon an Optional Deferment of Directors' Fees Plan. Under this Plan, amounts deferred by a Director earn interest and are payable to the Director in a lump sum on the date previously elected by him or in installment payments beginning when the Director ceases to be a Director. Directors who are employees of the Company receive no separate fees as Directors of the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table shows, as of January 23, 1998, the beneficial ownership of Common Stock of the Company by each continuing Director and nominee for election as a Director, by the retired Chief Executive Officer (who is also a Director) and the four other most highly compensated Executive Officers during 1997 (one of whom is the current Chief Executive Officer and is also a Director), and by all continuing Directors, nominees for Director and Officers as a group. Beneficial ownership of Common Stock has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and is based on the sole or shared power to vote or direct the voting or to dispose or direct the disposition of Common Stock. Beneficial ownership as determined in this manner does not necessarily bear on the economic incidents of ownership of Common Stock.

                                                AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK
                                   -------------------------------------------------------------------------------------

                                      SOLE VOTING
                                          OR                SHARED VOTING                                    PERCENT
                                      INVESTMENT            OR INVESTMENT              AGGREGATE                OF
              NAME                       POWER                  POWER                   AMOUNT                CLASS
   ----------------------------    ------------------    --------------------     --------------------     -------------

   Bill J. Bowling                     111,263 (1)                 0                  111,263 (1)                *

   Stanley C. Gault                     18,000                     0                   18,000                    *


   J. Clayburn La Force, Jr.             3,911                     0                    3,911                    *



   Robert L. Leibensperger              98,075 (1)                 0                   98,075 (1)                *



   Robert W. Mahoney                     4,321                     0                    4,321                    *


   Jay A. Precourt                       4,400                     0                    4,400                    *


   Thomas W. Strouble                   51,915 (1)               200                   52,115 (1)                *

   John M. Timken, Jr.                 645,302 (2)           272,210 (3)              917,512 (2) (3)           1.5


   Ward J. Timken                      357,023 (1)         6,452,127 (3)            6,809,150 (1) (3)          10.9



   W. R. Timken, Jr.                   261,381 (1)         7,382,292 (1)(3)         7,643,673 (1) (3)          12.2


   Joseph F. Toot, Jr.                 556,669 (1)               200                  556,869 (1)                *



   Martin D. Walker                      5,045                     0                    5,045                    *


   Charles H. West                     229,361 (1)               650                  230,011 (1)                *



   Alton W. Whitehouse                  10,000                     0                   10,000                    *



   All Directors, Nominees           2,748,970 (1)         7,580,631 (1)           10,329,601 (1)              16.2
   for Director and Officers
   as a Group (4)


         * Percent of class is less than 1%.


[FN]
         (1) Includes shares which the individual or group named in the table has the right to acquire, on or before March 24, 1998, through the exercise of stock options pursuant to the 1985 Incentive Plan and the Long-Term Incentive Plan, as Amended and Restated, as follows: Bill J. Bowling - 73,600; Robert L. Leibensperger - 49,100; Thomas W. Strouble - 23,550; Ward J. Timken - 0; W. R. Timken, Jr. - 100,050; Joseph F. Toot, Jr. - 480,000; Charles H. West - 153,600; all Directors, Nominees and Officers as a Group
                - 967,850. Such shares have been treated as outstanding for the purpose of calculating the percentage of the class beneficially owned by such individual or group, but not for the purpose of calculating the percentage of the class owned by any other person.

         (2) Includes 312,550 shares for which John M. Timken, Jr. has sole voting and investment power as executor of the estate of Susan
                H. Timken.

         (3) Includes shares for which another individual named in the table is also deemed to be the beneficial owner, as follows: John M. Timken, Jr. - 259,750; Ward J. Timken - 6,267,956; W. R. Timken, Jr. - 6,527,706.

         (4) The number of shares beneficially owned by all Directors, nominees for Directors and Officers as a group has been calculated to eliminate duplication of beneficial ownership.


     Members of the Timken family, including Messrs. John M. Timken, Jr., Ward
J. Timken and W. R. Timken, Jr., have in the aggregate sole or shared voting power with respect to at least an aggregate of 11,624,202 shares (18.5%) of Common Stock, which amount includes 100,050 shares that members of the Timken family have the right to acquire, on or before March 24, 1998, as set forth in footnote (1) above. The members of the Timken family identified in the table are not deemed to be the beneficial owners of all such shares. The Timken Foundation of Canton, 236 Third Street, S.W., Canton, Ohio 44702, holds 5,247,944 of these shares, representing 8.4% of the outstanding Common Stock. Messrs. Ward J. Timken, W. R. Timken, Jr. and Don D. Dickes are trustees of the Foundation and share the voting and investment power.

     Participants in the Company's Savings and Investment Pension Plan have voting power over an aggregate of 5,825,282 shares (9.3%) of Common Stock of the Company.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning 1995, 1996 and 1997 compensation for the Company's Chief Executive Officer and the four other most highly compensated Executive Officers who were Executive Officers during 1997. Joseph F. Toot, Jr. retired effective December 31, 1997. On January 1, 1998, W.
R. Timken, Jr. assumed new responsibilities as Chairman, President and Chief Executive Officer. Robert L. Leibensperger became Executive Vice President, Chief Operating Officer and President - Bearings and Bill J. Bowling became Executive Vice President, Chief Operating Officer and President - Steel.

-------------------------------- --------- ----------------------- ------------------------------------- -----------
                                                   ANNUAL                       LONG TERM
                                                COMPENSATION                   COMPENSATION
                                           ------------ ---------- -------------------------------------
                                                                                  AWARDS
                                                                   -------------------------------------
                                                                          (A)                (B)            (C)
                                                                      RESTRICTED         SECURITIES         ALL
                                                                        STOCK            UNDERLYING         OTHER
NAME AND                                     SALARY       BONUS        AWARD(S)            OPTIONS          COMP
PRINCIPAL POSITION                 YEAR        ($)         ($)            ($)                (#)            ($)
-------------------------------- --------- ------------ ---------- ------------------ ------------------ -----------
Joseph F. Toot, Jr. (D)            1997      805,450    600,000        341,620              50,000          56,733
   President and                   1996      693,902    500,000        298,948              62,000          51,285
   Chief Executive Officer         1995      626,826    421,000        254,856              56,000          45,670
-------------------------------- --------- ------------ ---------- ------------------ ------------------ -----------
W. R. Timken, Jr.                  1997      683,333    600,000        184,236              80,000          50,569
   Chairman - Board of             1996      619,631    416,000        116,396              62,000          45,799
   Directors                       1995      560,577    376,000         71,197              56,000          40,829
-------------------------------- --------- ------------ ---------- ------------------ ------------------ -----------
Robert L. Leibensperger            1997      415,000    294,000         95,651              50,000          29,716
   Executive Vice President        1996      398,333    231,000         77,875              30,000          27,707
   and President - Bearings        1995      344,936    204,000         68,523              24,000          21,387
-------------------------------- --------- ------------ ---------- ------------------ ------------------ -----------
Bill J. Bowling                    1997      300,000    250,000         97,944              40,000          21,942
   Executive Vice President        1996      279,500    177,000         69,959              26,000          17,572
   and President - Steel           1995      212,697    102,500         54,641               9,400          13,142
-------------------------------- --------- ------------ ---------- ------------------ ------------------ -----------
Thomas W. Strouble                 1997      280,000    185,000         47,287              22,000          19,090
   Vice President -                1996      266,667    135,000         37,405              18,000          17,465
   Technology                      1995      246,582    113,000         26,614              14,000          14,793
-------------------------------- --------- ------------ ---------- ------------------ ------------------ -----------

(A) The amounts shown are dividend equivalents earned as described in footnote A of the Option Grants in Last Fiscal Year Table. Dividend equivalents are not traditional restricted stock but deferred shares with no voting rights or statutory dividend rights. The deferred shares are subject to forfeiture until issued to the optionee, which occurs after 4 years provided the optionee remains in the continuous employ of the Company or a subsidiary and does not choose to defer issuance to a later date under the Company's Deferred Compensation Plan. In addition, they may vest earlier than 4 years in the event of retirement, disability or death. The dollar value of the deferred shares earned is equal to the total amount per share of cash dividends paid on outstanding Common Shares during the calendar year 1997 multiplied by the number of Common Shares subject to outstanding options plus unvested deferred shares. In 1997, the total cash dividend paid on outstanding Common Shares was $.66 per share. The numbers of deferred shares earned in 1997 were as follows: Mr. Toot: 9,991 shares; Mr. Timken:
     5,388 shares; Mr. Leibensperger: 2,797 shares; Mr. Bowling: 2,864 shares and Mr. Strouble: 1,383 shares.

(B)  As adjusted for stock split effective May 30, 1997.

                                      -9-

(C)  The amounts shown in this column for 1997 have been derived as follows:
     Mr. Toot:
     ---------
     $7,600 annual Company contribution to the Savings and Investment
     Pension Plan (SIP Plan). $49,133 annual Company contribution to the Post Tax Savings and Investment Pension Plan (Post Tax SIP Plan).
     Mr. Timken:
     -----------
     $7,600 annual Company contribution to the SIP Plan.
     $42,969 annual Company contribution to the Post Tax SIP Plan.
     Mr. Leibensperger:
     ------------------
     $7,600 annual Company contribution to the SIP Plan.
     $22,116 annual Company contribution to the Post Tax SIP Plan.
     Mr. Bowling:
     ------------
     $7,600 annual Company contribution to the SIP Plan.
     $14,342 annual Company contribution to the Post Tax SIP Plan.
     Mr. Strouble:
     -------------
     $7,600 annual Company contribution to the SIP Plan.
     $11,490 annual Company contribution to the Post Tax SIP Plan.

(D) The salary amount shown for 1997 includes a payment of $72,117 for 1998 accrued vacation payable upon his retirement on December 31, 1997. Mr. Toot has entered into a consulting agreement with the company for a period of 3 years commencing January 1, 1998 following his retirement from the company. The agreement provides that Mr. Toot will render consulting services averaging approximately 1 week per month for $180,000 per year. The Company will also reimburse him for expenses incurred in the performance of consulting services and provide an on-site office, secretarial services and, subject to availability, use of Company aircraft when required in connection with performing services under the agreement. Mr. Toot has also agreed to refrain from providing consulting services to any third party that is a direct competitor of the Company during the term of the agreement and for 3 years after it terminates. Either party may terminate the agreement upon 60 days' notice.


                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning stock option grants made to the individuals named in the Summary Compensation Table during 1997 pursuant to The Timken Company Long-Term Incentive Plan, as Amended and Restated.


                                                                                                          GRANT DATE
                                          INDIVIDUAL GRANTS                                                  VALUE
                                          -----------------                                                  -----

                                              PERCENT
                              (A)             OF TOTAL
                           NUMBER OF          OPTIONS
                           SECURITIES        GRANTED TO        EXERCISE                                     (B)
                           UNDERLYING        EMPLOYEES          OR BASE                                 GRANT DATE
                            OPTIONS          IN FISCAL           PRICE            EXPIRATION          PRESENT VALUE
        NAME                GRANTED             YEAR           ($/SHARE)             DATE                   ($)
---------------------       -------          ----------        ---------         --------------           ---------
Joseph F. Toot, Jr.         50,000               6.6%          $26.4375          April 15, 2007           $351,500
W. R. Timken, Jr.           80,000              10.5%          $26.4375          April 15, 2007            562,400
Robert L. Leibensperger     50,000               6.6%          $26.4375          April 15, 2007            351,500
Bill J. Bowling             40,000               5.2%          $26.4375          April 15, 2007            281,200
Thomas W. Strouble          22,000               2.9%          $26.4375          April 15, 2007            154,660


(A) As adjusted for stock split effective May 30, 1997. Options granted in 1997 are exercisable starting 12 months after the date granted, with 25% of the options covered thereby becoming exercisable at that time and with an additional 25% becoming exercisable on each successive anniversary date. The options granted in 1997 provide for the crediting to the optionee of dividend equivalents (amounts equal to the dividends paid on common stock) payable in the form of Company Common Stock or cash, but only when total net income per share of the outstanding Common Stock is at least two and one half times the total amount of cash dividends paid per share during the calendar year. The agreements pertaining to these options also provide that such options will become exercisable in full in the event of a change in control, as defined in such agreements, of the Company. If, following a change in control, the optionee's employment is terminated, all dividend equivalents are also vested.

     For additional information about dividend equivalents, refer to Footnote A of the Summary Compensation Table.

(B) The rules on executive compensation disclosure issued by the Securities and Exchange Commission authorize the use of variations of the Black-Scholes option pricing model in valuing executive stock options. The Company used this model to estimate grant date present value. In applying this model, basic assumptions were made concerning variables such as expected option term, interest rates, stock price volatility and future dividend yield, to establish an initial option value. The initial option value was then reduced to reflect vesting restrictions. This adjustment was accomplished by discounting the initial option value to reflect estimates of annual executive turnover and the average vesting period. There is, of course, no assurance that the value actually realized by an executive will be at or near the estimated value, for the actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised.

     The following assumptions were used in establishing the initial option value: (a) an option term of 8 years, which is the expected life of the option based on historical experience of stock option exercises by executives at the Company; (b) an interest rate of 6.90%, which is the interest rate for an 8-year treasury bond on April 15, 1997; (c) volatility of .2345 calculated using the quarter ending stock prices for 5 years prior to the grant date; and (d) dividend yield of 3.13%, the average amount paid annually, over the 5 years prior to grant date. The following assumptions were used to discount the initial value for vesting restrictions: (a) discount factor of 3% per year, the estimated annual turnover for executives excluding retirement, and (b) an average vesting period of 2.5 years.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to stock option grants for the individuals named in the Summary Compensation Table under The 1985 Incentive Plan of The Timken Company or The Timken Company Long-Term Incentive Plan, as Amended and Restated.

                                (A)           (B)                      (C)                                 (D)
                              Shares                          Number of Securities                        Value of
                             Acquired        Value             Underlying Options                  In-The-Money Options
                            On Exercise     Realized            At Fiscal Year-End                   At Fiscal Year-End
                                (#)           ($)                      (#)                                  ($)
                                ---           ---         ------------------------------       -----------------------------
        Name                                              Exercisable      Unexercisable       Exercisable      Unexercisable
--------------------------  ----------      ----------    ------------     -------------       ------------     ------------


Joseph F. Toot, Jr. (E)        43,754         $460,782       480,000                 0          $7,777,313                0
W. R. Timken, Jr.                   0                0       100,050           167,000           1,633,497        1,860,844
Robert L. Leibensperger        36,200          535,906        49,100            87,700             774,994          916,956
Bill J. Bowling                11,296          182,461        73,600            66,200           1,390,362          665,575
Thomas W. Strouble             13,800          161,081        23,550            44,250             480,626          382,625


(A)  As adjusted for stock split effective May 30, 1997.

(B) The value realized on the exercise of options is based on the difference between the exercise price and the fair market value of the Company's
     Common Stock on the date of exercise.

(C)  As adjusted for stock split effective May 30, 1997.

(D) Based on the difference between the exercise price and the closing stock price on the New York Stock Exchange at year end.

(E)  In connection with Mr. Toot's retirement effective December 31, 1997, the
     Compensation Committee at its December meeting, pursuant to similar actions taken in the case of other retiring officers, amended the terms of certain of his options so that unexercisable options with respect to 40,500 shares of stock granted in 1994 and 1995 became exercisable on December 31, 1997 in the same manner as options granted in 1996 and thereafter. 96,500 options had been granted in 1996 and thereafter and they vested upon his retirement pursuant to the stock option agreements. In addition, as with other retiring officers, the options granted from 1992 through 1995 were amended so as to remain exercisable until the earlier of the last day of the five-year period following Mr. Toot's retirement but no longer than the expiration of the 10-year term of the Option.

                               PENSION PLAN TABLE

     The following table shows the estimated annual retirement benefits for Executive Officers in the earnings and years of service combinations indicated. Amounts shown in the table are developed assuming retirement at age 62 and Final Average Earnings equal to Remuneration in 1997.

                                                   YEARS OF SERVICE (A) (B)
                                         --------------------------------------------
      REMUNERATION (C)                   30                  35                  40
      ----------------                -------             --------            -------

         $    500,000                 275,625              321,563             367,500
              600,000                 330,750              385,875             441,000
              700,000                 385,875              450,188             514,500
              800,000                 441,000              514,500             588,000
              900,000                 496,125              578,813             661,500
            1,000,000                 551,250              643,125             735,000
            1,100,000                 606,375              707,438             808,500
            1,200,000                 661,500              771,750             882,000
            1,300,000                 716,625              836,063             955,500
            1,400,000                 771,750              900,375           1,029,000
            1,500,000                 826,875              964,688           1,102,500
            1,600,000                 882,000            1,029,000           1,176,000
            1,700,000                 937,125            1,093,313           1,249,500


(A) Amounts in this section of the table have been developed in accordance with the provisions of the retirement plan and individual agreements based upon a straight life annuity, not under any of the various survivor options and before adjustment for Social Security benefits (officers' benefits are subject to Social Security offsets). These amounts have been determined without regard to the maximum benefit limitations for defined benefit plans and the limitations on compensation imposed by the Internal Revenue Code of 1986, as amended. The Board of Directors has authorized a supplemental retirement plan and individual agreements that direct the payment out of general funds of the Company of any benefits calculated under the provisions of the applicable retirement plan that may exceed these limits.

(B) The years of company service as of December 31, 1997, for the individuals listed in the Summary Compensation Table are 35 for Mr. Toot, 35 for Mr. Timken, 37 for Mr. Leibensperger, 32 for Mr. Bowling and 41 for Mr. Strouble. There is no incremental benefit level for years of service in excess of 40.

(C) Plan benefits are based upon average earnings, including any cash bonus plan awards for the highest five consecutive years of the ten years preceding retirement ("Final Average Earnings"). For the years prior to 1994, only fifty percent of any cash bonus plan award is included in the calculation of average earnings.

                     CHANGE IN CONTROL SEVERANCE AGREEMENTS

     The Company is a party to Severance Agreements with 13 of its senior executives (including the executive officers named in the Summary Compensation Table). Under these Agreements, when certain events occur, such as a reduction in the individual's responsibilities or termination of the individual's employment, following a change in control of the Company (as defined in the Agreements), the individual will be entitled to receive payment in an amount, grossed up for any excise taxes payable by the individual, equal to three times the individual's annual base salary and highest annual incentive compensation during the past three years plus a lump sum amount representing a supplemental pension benefit. The individual would also receive certain benefits under the SIP Plan and the Post Tax SIP Plan. The Severance Agreements also permit the individual to resign for any reason or without reason during the 30-day period immediately following the first anniversary of the first occurrence of a change in control and receive the severance benefits. The amounts payable under these Severance Agreements are secured by a trust arrangement.

                      CHANGE IN CONTROL SEVERANCE PAY PLAN

     The Company has implemented a Severance Pay Plan covering approximately 90 key associates (other than those that are party to Severance Agreements). Under the Severance Pay Plan, an individual whose employment is terminated following a change in control (as defined in the Plan) may be entitled to receive payment in an amount equal to 150% to 200% of the individual's annual base salary (depending upon length of service), grossed up for any excise taxes payable by the individual, and may also have certain benefits continued for a period of six months. The Company has created a trust arrangement to provide funds for the enforcement of the Severance Pay Plan.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Board of Directors is composed of Robert Anderson, Stanley C. Gault, Martin D. Walker and Alton W. Whitehouse, Chairman. Mr. Anderson will retire from the Board at the 1998 Annual Meeting. No member of the Committee is a former or current officer or employee of the Company or of any of its subsidiaries.

COMPENSATION PHILOSOPHY

     The Company's compensation philosophy focuses on both short and long-term incentive programs that, when added to base salary, provide a total compensation package that will enable the Company to attract and retain superior quality executive officers. This approach is intended to enhance Company performance and shareholder value by tying in closely the financial interests of executive officers and senior managers with those of shareholders. Specifically, the Committee's philosophy includes these three primary ingredients:

     - Provide sufficient opportunity in total direct compensation that enables the Company to attract, retain and motivate superior quality executive management.

     - Establish base salaries for executive management based upon market data from a related group of companies.

     - Link the financial interests of executive management with those of shareholders, with short and long-term incentive plans tied to corporate, business unit and individual performance.

     The Company, with the Committee's guidance and approval, has developed a compensation program based on this philosophy for executive officers, including the Chief Executive Officer and the other named executive officers. This program has three components: base salary, performance bonus and long-term incentives. Base salaries, on average, have been administered at the market median. The Company relies on its performance bonus and long-term incentive awards, tied directly to individual, business unit and corporate performance, to provide total direct compensation at the desired level. The Committee determines specific compensation actions for the Chief Executive Officer and considers and acts upon recommendations made by the Chief Executive Officer regarding compensation of other executive officers and key associates.

     In 1997, the Company conducted a review of total direct compensation paid by companies having, in general, net sales from $1-6 billion dollars and which are comparable for compensation purposes. Total direct compensation includes base salary, performance bonus and long-term incentives. The Company compared total direct compensation opportunity provided to executive officers to median total direct compensation for the selected companies as reported in the 1997 Towers Perrin and Management Compensation Services ("Project 777") executive compensation surveys. Following completion of this analysis and development of proposed base salary ranges and target bonus opportunities, an independent compensation consultant reviewed the findings. The Compensation Committee approved management's recommendation for revised base salary ranges and target bonus opportunities for the executive officer positions effective January 1, 1998.

     The Compensation Committee has addressed the impact of section 162(m) of the Internal Revenue Code by approving a policy whereby an executive officer may enter into an agreement to defer any compensation that exceeds the $1 million limit and by recommending changes to The Timken Company Long-Term Incentive Plan, as Amended and Restated, allowing certain grants under the plan to qualify as performance-based compensation. The policy to defer compensation was adopted in November 1994 and went into effect beginning with the year 1995. Amounts of compensation that will be deferred will be credited with interest quarterly at the prime rate in effect on the last day of the calendar quarter plus 1%. The Committee believes that this policy will benefit the Company by preserving the tax deduction for executive compensation while maintaining the ability to use appropriate discretion in determining annual levels of compensation. Messrs. Toot and Timken have signed individual agreements to defer any compensation that exceeds the $1 million limit as defined in section 162(m) of the Internal Revenue Code. There will be a deferral for

Messrs. Toot and Timken in regard to their 1997 compensation. The Committee will continue to monitor the executive compensation program as it is affected by current and future tax laws.

BASE SALARY
-----------

     Base salary ranges are developed to reflect the varying levels of responsibility of the Chief Executive Officer and other executive officers. The current salary ranges are based on external surveys and in consultation with an independent compensation consultant. Base salary ranges generally are equivalent to amounts paid to senior managers with comparable responsibilities for the companies studied. Periodically, the Committee reviews the recommendations of the Chief Executive Officer and the Vice President - Human Resources & Logistics and approves, with any modifications it deems appropriate, individual base salary amounts for executive officers based on individual performance and position in the salary range.

     The companies included in the surveys used to develop base salary ranges are not the same companies used in the peer group index appearing in the performance graph. For compensation purposes, the Company uses surveys of companies of similar size and industry because this is the employment market in which it competes. The performance graph, on the other hand, employs a peer index blending the S&P Steel Index and six bearing companies that are direct competitors of the Company's Bearing Business. Of the six bearing companies, five are foreign companies. The reason for selecting the companies in the peer index had no relationship to compensation comparisons, where the Company seeks to look at other companies of similar size and industry that are more representative of the employment market for executive management whether or not they are in the bearing or steel business.

PERFORMANCE BONUS
-----------------

     The Company's Management Performance Plan provides cash bonuses to be paid to executive officers and senior managers based principally on the achievement of specific operating performance goals established annually by the Committee and thereafter approved by the Board.

     Management recommends performance goals to the Committee based upon business plans approved by management and reviewed with the Board of Directors.

     In 1997, the Management Performance Plan provided for target bonus opportunities for executive officers that ranged from 40 to 65 percent of base salary, though amounts could vary above and below that range depending upon company and business unit performance (including financial and non-financial measures) and individual accomplishment. Bonus opportunities for the Chairman of the Board and the Chief Executive Officer were based upon the attainment of corporate goals and individual performance, with bonus opportunities for the other executive officers based on a combination of corporate, business unit and individual performance. The Company requires a minimum level of earnings to fund any bonuses.

     The Plan's primary performance measurement is Return on Invested Capital defined as Earnings Before Interest and Taxes as a percentage of Beginning Invested Capital (EBIT/BIC). This measure is closely correlated with the creation of shareholder value and is the major measure from which the bonus pool is derived. In addition, for 1997 specific goals were established for three additional key measures all aligned with the creation of shareholder and customer value. The measures were achievement of Business Plan targets for Sales Growth, achievement of Business Plan targets for Inventory Days, and achievement of Customer Satisfaction goals.

     Record sales and earnings were again achieved for the year. Also EBIT/BIC was at the highest level over the last 15 years. To determine individual bonus payments, accomplishments of specific EBIT/BIC targets at the corporate and business unit levels were considered. In addition, discretionary adjustments were made by the Committee for achievements in the other key areas mentioned above. Finally, the bonus amounts were adjusted to reflect individual performance of the participants. This resulted in cash bonus payments for the executive officers that ranged from 42% to 86% of base salary in effect on November 1, 1997.

     At its December meeting, the Board approved the goals set by the Committee for the Management Performance Plan for 1998. In addition to corporate and business unit EBIT/BIC goals, added emphasis will be placed on growth and the key measure will be profitable sales growth. In addition, other key areas will be to achieve monthly business plan targets for inventory days and customer satisfaction goals. Target bonus opportunity for executive officers in 1998 will range from 40 to 70 percent of base salary. The target bonus may be adjusted for achievement of the specific EBIT/BIC and profitable sales growth goals and discretionary adjustments may be made by the Committee for the achievement of the other key performance targets.

LONG-TERM INCENTIVES
--------------------

     The Committee administers the Company's Long-Term Incentive Plan, as Amended and Restated, which was approved by shareholders effective April 16, 1996. The number of shares that may be issued or transferred under the Plan may not exceed in the aggregate 5,800,000 shares of Common Stock (adjusted for the stock split effective May 30, 1997). Although awards under the Plan can be made in the form of non-qualified stock options, incentive stock options, appreciation rights, performance shares or performance units, restricted shares and deferred shares, the Committee has chosen to primarily grant non-qualified stock options. The option price per common share must be equal to or greater than the market value per share on the date of the grant. For grants to executive officers and the Chief Executive Officer, the Committee has granted non-qualified stock options with an option price at market value on the date of grant. The use of non-qualified stock options enables executive officers and other participants to gain value if the Company's shareholders gain value. Moreover, this Plan provides a mechanism for incentives to participants even in years when no payout is made under the Management Performance Plan. Deferred shares or restricted shares have not been granted to executive officers except when the individual has been hired into the position from outside the Company.

     Awards under the Long-Term Incentive Plan, as Amended and Restated, are considered annually. On April 15, 1997, the Committee approved a grant of non-qualified stock options for the executive officers and other key associates. The initial dollar value for each participant's grant was determined by multiplying the midpoint of their salary range by a position level multiple that ranged from .41 to 2.16. The position level multiples were derived from data on similar-sized companies comparable for compensation purposes as reported in the Towers Perrin Long-Term Incentive Survey compiled in 1996. The number of stock options to grant was calculated by multiplying each participant's salary range midpoint by the position level multiple and then dividing by the present value of the Company's stock options including dividend credits. The present value of the option was based on achieving a 12% growth in stock price and a 5% growth in dividend yield per year and was adjusted to reflect vesting RESTRICTIONS. After this initial determination, management reviewed and revised as necessary the size of the proposed grant based on individual performance. The Chief Executive Officer and the Vice President - Human Resources and Logistics presented the recommended grants to the Committee. The Committee reviewed and, after making certain adjustments, approved the long-term incentive grants considering the formula, individual performance and the number of shares allocated to the Plan.

     To drive the achievement of higher levels of earnings, the Long-Term Incentive Plan, as Amended and Restated, has a dividend feature that provides additional compensation only when the Company achieves a specified level of earnings. This feature entitles each participant in the Plan to receive dividend equivalents payable in Common Shares on a deferred basis (called Deferred Dividend Shares) or cash. The dividend equivalent is calculated by multiplying the cash dividend per share paid during the year earned times the number of unexercised stock options plus any unvested Deferred Dividend Shares previously earned on currently unexercised options held by each participant. The product is divided by the average closing price of the Company's Common Stock as reported on the New York Stock Exchange for the 10 days preceding December 31 to establish the number of Deferred Dividend Shares that are credited to each participant. Unexercised stock options and unvested Deferred Dividend Shares awarded to active participants prior to 1996 will earn dividend credits if net income per share for the year exceeds 200 percent of the total amount of cash dividends per share during the year. Unexercised stock options and unvested Deferred Dividend Shares awarded to active participants after 1995 will earn dividend credits if net income per share for the year exceeds 250 percent of the total amount of cash dividends per share during the year. In no event may any participant in any period of one calendar year earn Deferred Dividend Shares with a value in excess of

$750,000. The Deferred Dividend Shares vest 4 years from the date of grant if the associate is still in the employ of the Company and does not choose to defer them under the Company's Deferred Compensation Plan. The Deferred Dividend Shares may vest earlier than 4 years in the event of retirement, disability or death. The total number of Deferred Dividend Shares granted for 1997 was 57,711.

     A special grant of performance shares has been approved by the committee to be effective January 1, 1998. Specific targets for share price growth over a three year period (1998-2000) will be rewarded. Awards can be paid annually in cash if specific annual targets are achieved during each of the three years. These grants were made to the new Chief Executive Officer and the two chief operating officers on January 1, 1998.

     Share ownership requirements have been established for executive officers and other key executives. These guidelines recommend a specific level of ownership ranging from one to three times salary be achieved within five years (seven years can be used for some exceptional circumstances) of the effective date of the guidelines.

CHIEF EXECUTIVE OFFICER COMPENSATION
------------------------------------

     The Chief Executive Officer's compensation is based upon the same factors previously discussed with regard to the executive officer compensation philosophy. The components making up his compensation include base salary, performance bonus and long-term incentives. The base salary range for the Chief Executive Officer is determined using survey data in the same manner as for other executive officers. Effective May 1, 1997 Mr. Toot's base salary was increased 7 percent. Mr. Toot's prior base salary increase was on February 1, 1996 in the amount of 12%.

     The Chief Executive Officer's compensation is related to the Company's performance through the Management Performance Plan and the Long-Term Incentive Plan, as Amended and Restated. The methodology used to calculate Mr. Toot's compensation under either plan is the same as for other executive officers.

     The Company's overall performance, as well as its performance with regard to Business Plan targets for Sales Growth, achievement of Business Plan targets for Inventory Days, and achievement of Customer Satisfaction goals, resulted in a 1997 performance bonus of $600,000 for Mr. Toot.

     On April 15, 1997, Mr. Toot, along with the other executive officers, received non-qualified stock options pursuant to the provisions of The Timken Company Long-Term Incentive Plan, as Amended and Restated, approved by shareholders on April 16, 1996. Mr. Toot received non-qualified stock options for 50,000 shares as a result of the 1997 grant.

     The Company's earnings performance in 1997 exceeded the threshold necessary to award dividend credits. As a result, on December 31, 1997, Mr. Toot, along with the other executive officers, was credited with Deferred Dividend Shares representing 9,991 shares which will vest on February 6, 1998.

     The Committee was pleased with Mr. Toot's leadership under which the company has achieved outstanding operating results and numerous strategic objectives.

     For the fourth year in a row, sales have grown to record levels totaling
2.6 billion dollars for 1997. After-tax earnings of $171 million were also at record levels. The Company's return on invested capital, as measured by EBIT/BIC, was 16.1% compared to 15.2% in 1996. Earnings per share were $2.73 in 1997, a 24% increase over the $2.21 per share in 1996 (as adjusted for the stock split effective May 30, 1997).

     Mr. Toot has successfully led the company's strong performance in its existing businesses. Ongoing continuous improvement efforts have had significant impact on operating results more than meeting the original targets of $200 million in annual manufacturing cost savings based on 1993 volume levels. In addition, he led the company's growth initiatives of entering new markets, increasing penetration in existing markets and focusing on new areas of business activity. The Company's scope has been broadened under Mr. Toot's leadership from manufacturing to initiatives that focus on related value-added services in rebuilding, repair and distribution. In addition to ten acquisitions and affiliations over the past three years, the company has expanded its reconditioning operations for railroad bearings to two locations outside the United States. Investments are also being made in existing facilities in the United States with the construction of a new rolling mill and expansions at the Asheboro and Gaffney bearing plants. New product development and introduction is at unprecedented levels in both the Bearing and Steel businesses.

     During the 1990s, Mr. Toot's leadership led to increasingly strong financial performance. The Company's five-year cumulative total return of 197% continues to lead other bearing and steel companies as reported in the peer index and for the last five years has exceeded or closely matched the cumulative return represented by the S&P 500 index. Total shareholder return for 1997 was 53%, the highest in 22 years.

                                            Compensation Committee
                                                   Alton W. Whitehouse, Chairman
                                                   Robert Anderson
                                                   Stanley C. Gault
                                                   Martin D. Walker

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                  AMONG TIMKEN COMPANY, S&P 500 & PEER INDEX**



Assumes $100 invested on January 1, 1993, in Timken Company Common Stock, S&P 500 Index and Peer Index.

                               1993            1994            1995           1996           1997
                               ----            ----            ----           ----           ----
TIMKEN COMPANY               $130.96         $141.31         $157.61        $193.94        $297.46
S&P 500                       110.01          111.45          153.20         188.37         251.21
70% BEARING/30% STEEL         127.63          155.54          149.25         151.96         119.44

The line graph compares the cumulative total shareholder returns over five years for The Timken Company, the S&P 500 Stock Index, and a peer index that proportionally reflects The Timken Company's two businesses. The S&P Steel Index (see note 1) comprises 30% of the peer index and the remaining 70% is a self constructed bearing index that consists of six companies (see note 2). These six companies are Kaydon, FAG, Koyo, NSK, NTN and SKF. The last five are non-US bearing companies that are based in Germany, Japan and Sweden. The total returns for these markets equivalent to the S&P 500 Index were $265.70, $103.94 and $385.72, respectively, with a $100 investment over five years.

Note 1: In prior years, the Dow Jones Steel Index was used. Seven of the eight companies in the Dow Jones Steel Index comprise the S&P Steel Index. The returns have been very similar for these indices; for the five years ending 12/31/96 the total value of a $100 investment is $138.27 for the S&P Steel Index and $138.02 for the Dow Jones Steel Index.

Note 2: In prior years, the bearing index contained seven companies. In mid-1996 the seventh company, Brenco, was acquired by another company not included in the index. Brenco's weighting in the bearing index in 1996, based upon market capitalization, was only 0.9%. All years before 1997 still include the Brenco shareholder returns in the calculations.

                                    AUDITORS

     The independent accounting firm of Ernst & Young LLP has acted as the Company's auditor for many years and has been selected as the auditor for the current year. Representatives of that firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

                                     GENERAL

     On the record date of February 20, 1998, there were outstanding 62,520,736 shares of Common Stock, each entitled to one vote upon all matters presented to the meeting.

     The enclosed proxy is solicited by the Board of Directors, and the entire cost of solicitation will be paid by the Company. In addition to solicitation by mail, Officers and regular employees of the Company, without extra remuneration, may solicit the return of proxies by telephone, telegraph, facsimile, personal contact or other means of communication. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their expenses. The Company has retained Georgeson & Co. to assist in the solicitation of proxies for a fee not to exceed $9,500, plus reasonable out-of-pocket expenses.

     Shares represented by properly executed proxies will be voted at the meeting in accordance with the shareholders' instructions. In the absence of specific instructions, the shares will be voted for the election of Directors as indicated under Item No. 1.

     You may, without affecting any vote previously taken, revoke your proxy by a later dated proxy received by the Company, or by giving notice to the Company either in writing or at the meeting.

     First Chicago Trust Company of New York will be responsible for tabulating the results of shareholder voting. First Chicago will submit a total vote only, keeping all individual votes confidential. Representatives of First Chicago will serve as inspectors of election for the Annual Meeting. Under Ohio law and the Company's Amended Articles of Incorporation and Amended Regulations, properly executed proxies marked "abstain" will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting, but proxies representing shares held in "street name" by brokers that are not voted will not be counted for quorum purposes. Such abstentions and "broker non-votes" will not be counted in the election of Directors.

     AFTER APRIL 1, 1998, THE COMPANY WILL FURNISH TO EACH SHAREHOLDER, UPON WRITTEN REQUEST AND WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE ADDRESSED TO SCOTT A. SCHERFF, DIRECTOR - LEGAL SERVICES AND ASSISTANT SECRETARY, THE TIMKEN COMPANY, 1835 DUEBER AVENUE, S.W. - GNE-01, CANTON, OHIO 44706-2798.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints W.R. Timken, Jr., Robert L. Leibensperger, Bill
     J. Bowling, and Larry R. Brown, and each of them, as true and lawful
 P   proxies, with full power of substitution, to vote and act for the
 R   undersigned at the Annual Meeting of Shareholders of THE TIMKEN COMPANY to
 O   be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April 21, 1998, at
 X   10:00 A.M., and at any adjournment thereof, as fully as the undersigned
 Y could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

     ITEM 1. ELECTION OF DIRECTORS.

     Elect Ward J. Timken, Martin D. Walker and Charles H. West in Class I for a term expiring at the 2001 Annual Meeting.

     PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.

                                                             -----------
                                                             SEE REVERSE
                                                                 SIDE
                                                             -----------

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 21, 1998
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000

[Map of Corporate Auditorium and Visitor's Parking]


PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.




[Map of Major routes to The Timken Company]

[X] PLEASE MARK YOUR                                                  2037
    VOTES AS IN THIS
    EXAMPLE.





THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

-----------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS ITEM.
-----------------------------------------------------------
                       FOR      WITHHELD
1. Election of         [ ]        [ ]
   Directors.
   (see reverse)

For, except vote withheld from the following nominee(s):


   ---------------------------------------------------

---------------------------------------------------------------

                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.




                                        ----------------------------------------
                                        Signature(s) of Shareholder(s)      Date


                                        ----------------------------------------
                                        Signature if held jointly           Date

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                    ----------------------------------------

   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 21, 1998, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:
         1. To elect three Directors to serve in Class I for a term of three years.
         2. To transact such other business as may properly come before the meeting.
   Holders of Common Stock of record at the close of business on February 20, 1998, are the shareholders entitled to notice of and to vote at the meeting.

   PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

   If you have any questions about the voting procedure, please contact David Steiner at (330) 471-3376.



                                      LARRY R. BROWN
                                      Senior Vice President and General Counsel
March 6, 1998

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned instructs American Express Trust Company to appoint W. R. Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R. Brown,
 P and each of them, as true and lawful proxies, with full power of R substitution, to vote and act for the undersigned at the Annual Meeting of O Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., X Canton, Ohio, on April 21, 1998, at 10:00 A.M., and at any adjournment
 Y thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

    ITEM 1. ELECTION OF DIRECTORS.

    Elect Ward J. Timken, Martin D. Walker and Charles H. West in Class I for a term expiring at the 2001 Annual Meeting.

    PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE OH&R INVESTMENT PLAN AND MAIL IN THE ENCLOSED ENVELOPE.


                                                                -------------
                                                                 SEE REVERSE
                                                                     SIDE
                                                                -------------

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 21, 1998
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000


[Map of Corporate Auditorium and Visitor's Parking]


PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


[Map of Major routes to The Timken Company]

[X] PLEASE MARK YOUR                                                   0707
    VOTES AS IN THIS
    EXAMPLE.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS ITEM.
------------------------------------------------------------

                         FOR          WITHHELD
1. Election of           [ ]             [ ]
   Directors.
  (see reverse)

For, except vote withheld from the following nominee(s):


   --------------------------------------------------

------------------------------------------------------------





                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.




                                   --------------------------------------------
                                   Signature(s) of Shareholder(s)          Date


                                   --------------------------------------------
                                   Signature if held jointly               Date


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------



   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 21, 1998, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:
         1. To elect three Directors to serve in Class I for a term of three years.
         2. To transact such other business as may properly come before the meeting.
    Holders of Common Stock of record at the close of business on February 20, 1998, are the shareholders entitled to notice of and to vote at the meeting.

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

    If you have any questions about the voting procedure, please contact David Steiner at (330) 471-3376.



                                   LARRY R. BROWN
                                   Senior Vice President and General Counsel
March 6, 1998

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned instructs American Express Trust Company to appoint W. R. Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R. Brown,
 P and each of them, as true and lawful proxies, with full power of R substitution, to vote and act for the undersigned at the Annual Meeting of O Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., X Canton, Ohio, on April 21, 1998, at 10:00 A.M., and at any adjournment
 Y thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

    ITEM 1. ELECTION OF DIRECTORS.

    Elect Ward J. Timken, Martin D. Walker and Charles H. West in Class I for a term expiring at the 2001 Annual Meeting.

    PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE TIMKEN COMPANY - LATROBE STEEL COMPANY SAVINGS AND INVESTMENT PENSION PLAN AND MAIL IN THE ENCLOSED ENVELOPE.


                                                                -------------
                                                                 SEE REVERSE
                                                                     SIDE
                                                                -------------

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 21, 1998
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000


[Map of Corporate Auditorium and Visitor's Parking]


PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


[Map of Major routes to the Timken Company]

                                                                            0712

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS ITEM.
------------------------------------------------------------

                         FOR          WITHHELD
1. Election of           [ ]             [ ]
   Directors.
  (see reverse)

For, except vote withheld from the following nominee(s):


   --------------------------------------------------

------------------------------------------------------------





                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.




                                   --------------------------------------------
                                   Signature(s) of Shareholder(s)          Date


                                   --------------------------------------------
                                   Signature if held jointly               Date


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------



   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 21, 1998, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:
         1. To elect three Directors to serve in Class I for a term of three years.
         2. To transact such other business as may properly come before the meeting.
    Holders of Common Stock of record at the close of business on February 20, 1998, are the shareholders entitled to notice of and to vote at the meeting.

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

    If you have any questions about the voting procedure, please contact David Steiner at (330) 471-3376.



                                   LARRY R. BROWN
                                   Senior Vice President and General Counsel
March 6, 1998

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned instructs American Express Trust Company to appoint W. R. Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R. Brown,
 P and each of them, as true and lawful proxies, with full power of R substitution, to vote and act for the undersigned at the Annual Meeting of O Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., X Canton, Ohio, on April 21, 1998, at 10:00 A.M., and at any adjournment
 Y thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

    ITEM 1. ELECTION OF DIRECTORS.

    Elect Ward J. Timken, Martin D. Walker and Charles H. West in Class I for a term expiring at the 2001 Annual Meeting.

    PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE TIMKEN COMPANY VOLUNTARY INVESTMENT PENSION PLAN AND MAIL IN THE ENCLOSED ENVELOPE.


                                                                -------------
                                                                 SEE REVERSE
                                                                     SIDE
                                                                -------------

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 21, 1998
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000


[Map of Corporate Auditorium and Visitor's Parking]


PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


[Map of Major routes to The Timken Company]

                                                                            0717

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS ITEM.
------------------------------------------------------------

                         FOR          WITHHELD
1. Election of           [ ]             [ ]
   Directors.
  (see reverse)

For, except vote withheld from the following nominee(s):


   --------------------------------------------------

------------------------------------------------------------





                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.




                                   --------------------------------------------
                                   Signature(s) of Shareholder(s)          Date


                                   --------------------------------------------
                                   Signature if held jointly               Date


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------



   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 21, 1998, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:
         1. To elect three Directors to serve in Class I for a term of three years.
         2. To transact such other business as may properly come before the meeting.
    Holders of Common Stock of record at the close of business on February 20, 1998, are the shareholders entitled to notice of and to vote at the meeting.

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

    If you have any questions about the voting procedure, please contact David Steiner at (330) 471-3376.



                                   LARRY R. BROWN
                                   Senior Vice President and General Counsel
March 6, 1998

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned instructs American Express Trust Company to appoint W. R. Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R. Brown,
 P and each of them, as true and lawful proxies, with full power of R substitution, to vote and act for the undersigned at the Annual Meeting of O Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., X Canton, Ohio, on April 21, 1998, at 10:00 A.M., and at any adjournment
 Y thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

    ITEM 1. ELECTION OF DIRECTORS.

    Elect Ward J. Timken, Martin D. Walker and Charles H. West in Class I for a term expiring at the 2001 Annual Meeting.

    PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE TIMKEN COMPANY HOURLY PENSION INVESTMENT PLAN AND MAIL IN THE ENCLOSED ENVELOPE.


                                                                -------------
                                                                 SEE REVERSE
                                                                     SIDE
                                                                -------------

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 21, 1998
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000


[Map of Corporate Auditorium and Visitor's Parking]


PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


[Map of Major routes to The Timken Company]

                                                                            0746

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS ITEM.
------------------------------------------------------------

                         FOR          WITHHELD
1. Election of           [ ]             [ ]
   Directors.
  (see reverse)

For, except vote withheld from the following nominee(s):


   --------------------------------------------------

------------------------------------------------------------





                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.




                                   --------------------------------------------
                                   Signature(s) of Shareholder(s)          Date


                                   --------------------------------------------
                                   Signature if held jointly               Date


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------



   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 21, 1998, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:
         1. To elect three Directors to serve in Class I for a term of three years.
         2. To transact such other business as may properly come before the meeting.
    Holders of Common Stock of record at the close of business on February 20, 1998, are the shareholders entitled to notice of and to vote at the meeting.

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

    If you have any questions about the voting procedure, please contact David Steiner at (330) 471-3376.



                                   LARRY R. BROWN
                                   Senior Vice President and General Counsel
March 6, 1998

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned instructs American Express Trust Company to appoint W. R. Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R. Brown,
 P and each of them, as true and lawful proxies, with full power of R substitution, to vote and act for the undersigned at the Annual Meeting of O Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., X Canton, Ohio, on April 21, 1998, at 10:00 A.M., and at any adjournment
 Y thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

    ITEM 1. ELECTION OF DIRECTORS.

    Elect Ward J. Timken, Martin D. Walker and Charles H. West in Class I for a term expiring at the 2001 Annual Meeting.

    PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE LATROBE STEEL COMPANY VOLUNTARY INVESTMENT PROGRAM AND MAIL IN THE ENCLOSED ENVELOPE.


                                                                -------------
                                                                 SEE REVERSE
                                                                     SIDE
                                                                -------------

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 21, 1998
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000


[Map of Corporate Auditorium and Visitor's Parking]


PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


[MAP OF MAJOR ROUTES TO THE TIMKEN COMPANY]

                                                                            0754

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS ITEM.
------------------------------------------------------------

                         FOR          WITHHELD
1. Election of           [ ]             [ ]
   Directors.
  (see reverse)

For, except vote withheld from the following nominee(s):


   --------------------------------------------------

------------------------------------------------------------





                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.




                                   --------------------------------------------
                                   Signature(s) of Shareholder(s)          Date


                                   --------------------------------------------
                                   Signature if held jointly               Date


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------



   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 21, 1998, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:
         1. To elect three Directors to serve in Class I for a term of three years.
         2. To transact such other business as may properly come before the meeting.
    Holders of Common Stock of record at the close of business on February 20, 1998, are the shareholders entitled to notice of and to vote at the meeting.

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

    If you have any questions about the voting procedure, please contact David Steiner at (330) 471-3376.



                                   LARRY R. BROWN
                                   Senior Vice President and General Counsel
March 6, 1998

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned instructs American Express Trust Company to appoint W. R. Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R. Brown,
 P and each of them, as true and lawful proxies, with full power of R substitution, to vote and act for the undersigned at the Annual Meeting of O Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., X Canton, Ohio, on April 21, 1998, at 10:00 A.M., and at any adjournment
 Y thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

    ITEM 1. ELECTION OF DIRECTORS.

    Elect Ward J. Timken, Martin D. Walker and Charles H. West in Class I for a term expiring at the 2001 Annual Meeting.

    PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE MPB CORPORATION EMPLOYEES SAVINGS PLAN AND MAIL IN THE ENCLOSED ENVELOPE.


                                                                -------------
                                                                 SEE REVERSE
                                                                     SIDE
                                                                -------------

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 21, 1998
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000


[Map of Corporate Auditorium and Visitor's Parking]


PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


[Map of Major routes to The Timken Company]

                                                                            0760

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS ITEM.
------------------------------------------------------------

                         FOR          WITHHELD
1. Election of           [ ]             [ ]
   Directors.
  (see reverse)

For, except vote withheld from the following nominee(s):


   --------------------------------------------------

------------------------------------------------------------





                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.




                                   --------------------------------------------
                                   Signature(s) of Shareholder(s)          Date


                                   --------------------------------------------
                                   Signature if held jointly               Date


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------



   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 21, 1998, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:
         1. To elect three Directors to serve in Class I for a term of three years.
         2. To transact such other business as may properly come before the meeting.
    Holders of Common Stock of record at the close of business on February 20, 1998, are the shareholders entitled to notice of and to vote at the meeting.

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

    If you have any questions about the voting procedure, please contact David Steiner at (330) 471-3376.



                                   LARRY R. BROWN
                                   Senior Vice President and General Counsel
March 6, 1998

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned instructs Godwins (Trustees) Limited, and/or any successor in trust, to appoint W. R. Timken, Jr., Robert L. Leibensperger, Bill J.
 P Bowling, and Larry R. Brown, and each of them, as true and lawful proxies, R with full power of substitution, to vote and act for the undersigned at the O Annual Meeting of Shareholders of THE TIMKEN COMPANY to be held at 1835
 X Dueber Avenue, S.W., Canton, Ohio, on April 21, 1998, at 10:00 A.M., and at Y any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

    ITEM 1. ELECTION OF DIRECTORS.

    Elect Ward J. Timken, Martin D. Walker and Charles H. West in Class I for a term expiring at the 2001 Annual Meeting.

    PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE TIMKEN EUROPEAN STOCK OWNERSHIP PLAN AND MAIL IN THE ENCLOSED ENVELOPE.


                                                                -------------
                                                                 SEE REVERSE
                                                                     SIDE
                                                                -------------

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 21, 1998
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000


[Map of Corporate Auditorium and Visitor's Parking]


PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.


Map of Major routes to The Timken Company]

                                                                            6978

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS ITEM.
------------------------------------------------------------

                         FOR          WITHHELD
1. Election of           [ ]             [ ]
   Directors.
  (see reverse)

For, except vote withheld from the following nominee(s):


   --------------------------------------------------

------------------------------------------------------------





                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.




                                   --------------------------------------------
                                   Signature(s) of Shareholder(s)          Date


                                   --------------------------------------------
                                   Signature if held jointly               Date


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------



   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 21, 1998, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:
         1. To elect three Directors to serve in Class I for a term of three years.
         2. To transact such other business as may properly come before the meeting.
    Holders of Common Stock of record at the close of business on February 20, 1998, are the shareholders entitled to notice of and to vote at the meeting.

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

    If you have any questions about the voting procedure, please contact David Steiner at (330) 471-3376.



                                   LARRY R. BROWN
                                   Senior Vice President and General Counsel
March 6, 1998

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned instructs Banque Nationale de Paris, to appoint W.R.
 P   Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R. Brown,
 R   and each of them, as true and lawful proxies, with full power of
 O   substitution, to vote and act for the undersigned at the Annual Meeting of
 X   Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W.,
 Y Canton, Ohio, on April 21, 1998, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

     ITEM 1. ELECTION OF DIRECTORS.

     Elect Ward J. Timken, Martin D. Walker and Charles H. West in Class I for a term expiring at the 2001 Annual Meeting.

     PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE PLAN EUROPEEN D'ACTONARIAT TIMKEN AND MAIL IN THE ENCLOSED ENVELOPE.

                                                             -----------
                                                             SEE REVERSE
                                                                 SIDE
                                                             -----------

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 21, 1998
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000

[Map of Corporate Auditorium and Visitor's Parking]


PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.




[Map of Major routes to The Timken Company]

                                                                            6982
[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.





THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

-----------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS ITEM.
-----------------------------------------------------------
                       FOR      WITHHELD
1. Election of         [ ]        [ ]
   Directors.
   (see reverse)

For, except vote withheld from the following nominee(s):


   ---------------------------------------------------

---------------------------------------------------------------

                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.




                                        ----------------------------------------
                                        Signature(s) of Shareholder(s)      Date


                                        ----------------------------------------
                                        Signature if held jointly           Date

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                    ----------------------------------------

   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 21, 1998, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:
         1. To elect three Directors to serve in Class I for a term of three years.
         2. To transact such other business as may properly come before the meeting.
   Holders of Common Stock of record at the close of business on February 20, 1998, are the shareholders entitled to notice of and to vote at the meeting.

   PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

   If you have any questions about the voting procedure, please contact David Steiner at (330) 471-3376.



                                      LARRY R. BROWN
                                      Senior Vice President and General Counsel
March 6, 1998

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned instructs Mutual Life of Canada, to appoint W.R. Timken, Jr., Robert L. Leibensperger, Bill J. Bowling, and Larry R. Brown, and each
 P   of them, as true and lawful proxies, with full power of substitution, to
 R   vote and act for the undersigned at the Annual Meeting of Shareholders of
 O   THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on
 X   April 21, 1998, at 10:00 A.M., and at any adjournment thereof, as fully as
 Y the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

     ITEM 1. ELECTION OF DIRECTORS.

     Elect Ward J. Timken, Martin D. Walker and Charles H. West in Class I for a term expiring at the 2001 Annual Meeting.

     PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE CANADIAN TIMKEN LIMITED SALARIED ASSOCIATES RETIREMENT SAVINGS PLAN AND MAIL IN THE ENCLOSED ENVELOPE.

                                                             -----------
                                                             SEE REVERSE
                                                                 SIDE
                                                             -----------

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



TIMKEN

ANNUAL MEETING
OF
SHAREHOLDERS

April 21, 1998
10:00 a.m.

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000

[Map of Corporate Auditorium and Visitor's Parking]


PARKING: Shareholders attending the meeting may park in the visitor lot behind the Corporate Office building.

NOTE: If your shares are held in street name, please bring a letter with you from your broker stating as such to the annual meeting.




[Map of Major routes to The Timken Company]

                                                                            6983
[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.





THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

-----------------------------------------------------------
The board of directors recommends a vote "FOR" this item.
-----------------------------------------------------------
                       FOR      WITHHELD
1. Election of         [ ]        [ ]
   Directors.
   (see reverse)

For, except vote withheld from the following nominee(s):


   ---------------------------------------------------

---------------------------------------------------------------

                                        NOTE:   Please sign exactly as name or
                                                names appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.




                                        ----------------------------------------
                                        Signature(s) of Shareholder(s)      Date


                                        ----------------------------------------
                                        Signature if held jointly           Date

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                    ----------------------------------------

   The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 21, 1998, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:
         1. To elect three Directors to serve in Class I for a term of three years.
         2. To transact such other business as may properly come before the meeting.
   Holders of Common Stock of record at the close of business on February 20, 1998, are the shareholders entitled to notice of and to vote at the meeting.

   PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

   If you have any questions about the voting procedure, please contact David Steiner at (330) 471-3376.



                                      LARRY R. BROWN
                                      Senior Vice President and General Counsel
March 6, 1998

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.